UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 14, 2010 (May 12, 2010)

Date of Report (date of earliest event reported)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6350 South 3000 East

Salt Lake City, Utah 84121

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders.

On May 12, 2010, Overstock.com, Inc. (the “Company”) held its 2010 Annual Meeting of Stockholders.   The matters submitted to the stockholders of the Company at the Annual Meeting, and the results of the voting, were as follows:

Proposal No. 1.  Vote regarding the election of Messrs. Joseph J. Tabacco, Jr. and John J. Byrne as Class II members of the Board of Directors:

Name	For	Withheld/Abstain	Broker Non-Votes
Mr. Joseph J. Tabacco, Jr.	16,316,580	1,117,629	1,794,773
Mr. John J. Byrne	15,802,018	1,632,191	1,794,773

Proposal No. 2.   Vote regarding ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010:

For	Against	Abstain
19,200,148	23,739	5,095

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ Stephen J. Chesnut

Senior Vice President, Finance and Risk Management
Date:	May 14, 2010